Ingersoll Rand Reports Strong Third-Quarter 2018 Results

Highlights (Third quarter 2018 versus third quarter 2017, unless otherwise noted):

●	Continuing EPS of $2.11, up 50 percent; adjusted continuing EPS* of $1.75, up 22 percent

●	Reported and organic bookings* up 11 percent; sustained growth in Climate and Industrial

●	Reported and organic revenues* up 10 percent; continued strength in Climate and Industrial

●	Operating margin expansion of 80 bps; adjusted operating margin* higher by 100 bps

●	Continuing EPS guidance is raised to between $5.70 - $5.75 and adjusted continuing EPS guidance is raised to between $5.55 - $5.60 for full year 2018

*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

Swords, Ireland, October 24, 2018 - Ingersoll-Rand plc (NYSE:IR), a world leader in creating comfortable, sustainable and efficient environments, today reported diluted earnings per share (EPS) from continuing operations of $2.11 for the third quarter of 2018. Adjusted continuing EPS of $1.75 excludes primarily non-cash tax reform measurement period adjustments and a discrete non-cash tax adjustment in the U.S. totaling $106 million and restructuring costs of $20 million primarily related to ongoing footprint optimization.

Third-Quarter 2018 Results

Financial Comparisons - Third-Quarter Continuing Operations

$, millions except EPS	Q3 2018	Q3 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,050	$3,646	11%	11%
Net Revenues	$4,031	$3,671	10%	10%
Operating Income	$587	$506	16%
Operating Margin	14.6%	13.8%	0.8 PPts
Adjusted Operating Income*	$607	$516	18%
Adjusted Operating Margin	15.1%	14.1%	1.0 PPts
Continuing EPS	$2.11	$1.41	50%
Adjusted Continuing EPS	$1.75	$1.44	22%
Restructuring Cost	($20.1)	($10.0)	($10.1)

-more-

“Focused execution of our business strategy continues to deliver strong and differentiated results for our shareholders,” said Michael W. Lamach, chairman and chief executive officer of Ingersoll Rand. “We set high expectations for 2018 and our talented and engaged team rose to the challenge. Our third quarter financial results extended our first half momentum with continued robust bookings and revenue growth, improved leverage and solid margin expansion in each business segment. As we look forward to 2019, we see the fundamental ingredients for another year of strong financial performance. We have healthy end markets, solid backlog and a proven business operating system to effectively manage risks, drive continued margin expansion and deliver strong cash flow to execute our balanced capital allocation strategy.”

Highlights from the Third Quarter of 2018 (all comparisons against the third quarter of 2017 unless otherwise noted)

•	Strong bookings and revenue growth across virtually all businesses, products and geographies.

•	Enterprise services and parts reported revenues grew 11 percent, outpacing strong equipment reported revenue growth of 9 percent.

•	Enterprise reported revenue growth included approximately 1 percentage point of growth from acquisitions offset by approximately 1 percentage point negative foreign exchange impact.

•
Operating margin improved 80 basis points; adjusted operating margin up 100 basis points driven by strong revenue growth, positive price and productivity partially offset by material inflation, including tariffs and other inflation.

Third-Quarter Business Review (all comparisons against the third quarter of 2017 unless otherwise noted)
Climate Segment: delivers energy-efficient products and innovative energy services. The segment includes Trane® and American Standard® Heating & Air Conditioning which provide heating, ventilation and air conditioning (HVAC) systems, and commercial and residential building services, parts, support and controls; energy services and building automation through Trane Building Advantage™ and Nexia™; and Thermo King® transport temperature control solutions.

$, millions	Q3 2018	Q3 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,241	$2,886	12%	12%
Net Revenues	$3,239	$2,939	10%	10%
Operating Income	$536	$480	12%
Operating Margin	16.5%	16.3%	0.2 PPts
Adjusted Operating Income	$551	$486	13%
Adjusted Operating Margin	17.0%	16.5%	0.5 PPts

•	Climate reported and organic bookings up 12 percent. Reported and organic revenue up 10 percent.

•	Broad-based revenue growth in all businesses and regions with Climate services and parts revenue growth of 12 percent exceeding continued strong equipment revenue growth of 9 percent.

•	Climate reported revenue growth included approximately 1 percentage point of growth from acquisitions offset by approximately 1 percentage point negative foreign exchange impact.

•
Operating margin improved 20 basis points; adjusted operating margins improved 50 basis points driven by strong price realization, volume growth and productivity; offset by inflationary headwinds and continued business investments.

-more-

Industrial Segment: delivers products and services that enhance energy efficiency, productivity and operations. The segment includes compressed air and gas systems and services, power tools, material handling systems, ARO® fluid management equipment, as well as Club Car® golf, utility and consumer low-speed vehicles.

$, millions	Q3 2018	Q3 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$809	$760	6%	7%
Net Revenues	$792	$731	8%	9%
Operating Income	$111	$89	25%
Operating Margin	14.0%	12.2%	1.8 PPts
Adjusted Operating Income	$116	$93	25%
Adjusted Operating Margin	14.6%	12.7%	1.9 PPts

•	Bookings up 6 percent and organic bookings up 7 percent. Revenue up 8 percent with organic revenue up 9 percent.

•	Strong revenue growth in both equipment (9 percent) and services (8 percent) with growth in all businesses.

•	Industrial reported revenue growth included approximately 1 percentage point of growth from acquisitions offset by approximately 2 percentage points negative foreign exchange impact.

•	Operating margin improved 180 basis points; adjusted operating margin up 190 basis points driven by strong revenue growth, pricing and productivity actions.

Balance Sheet and Cash Flow

$, millions	Q3 2018	Q3 2017	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$946	$891	$55
Free Cash Flow Y-T-D*	$724	$766	($42)
Working Capital/Revenue*	5.2%	5.0%	20 bps increase
Cash Balance 30 September	$1,023	$1,259	($236)
Debt Balance 30 September	$4,090	$4,063	$27

•	Third-quarter 2018 cash flow from continuing operating activities was $532 million, consistent with the company’s expectations and normal business seasonality.

•	Maintaining inventory levels to support strong revenue growth; working capital / revenue on track.

Capital Deployment

•	Continued execution of a balanced capital allocation strategy.

•	Year to date, the company has returned over $850 million to shareholders through share repurchases ($514 million) and dividends ($351 million).

•	In October, the company also authorized a new share repurchase program of up to $1.5 billion bringing the total available authorization to ~$1.9 billion.

•	The company continues to have a healthy pipeline of acquisition opportunities.

-more-

Company Raises Full-Year 2018 EPS Guidance

Targets	Prior FY Guidance	Updated FY Guidance
EPS continuing	~$5.25	$5.70 to $5.75
Restructuring - (add back)	$(0.20)	~$(0.28)
Debt redemption / other items - (add back)	$(0.05)	$(0.05)
Tax related items - (subtract)	N/A	~$0.48
EPS continuing - adjusted	~$5.50	$5.55 to $5.60

This news release includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the mix of and demand for our products; performance of the markets in which we operate; our share repurchase program including the amount of shares to be repurchased and timing of such repurchases; our capital allocation strategy including projected acquisitions; restructuring activity; our projected 2018 full-year financial performance and targets including assumptions regarding our effective tax rate, tax reform measurement period adjustments and other factors described in our guidance. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, the outcome of any litigation, demand for our products and services, and tax law changes. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2017, as well as our subsequent reports on Form 10-Q and other SEC filings. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP is attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, and per share amounts are attributed to Ingersoll Rand’s ordinary shareholders.

Ingersoll Rand (NYSE:IR) advances the quality of life by creating comfortable, sustainable and efficient environments. Our people and our family of brands - including Club Car®, Ingersoll Rand®, Thermo King® and Trane® - work together to enhance the quality and comfort of air in homes and buildings; transport and protect food and perishables; and increase industrial productivity and efficiency. We are a global business committed to a world of sustainable progress and enduring results. For more information, visit ingersollrand.com.
# # #
10/24/18

(See Accompanying Tables)

•	Table 1: Condensed Consolidated Income Statement

•	Table 2: Business Review

•	Tables 3 - 5: Reconciliation of GAAP to Non-GAAP

•	Table 6: Condensed Consolidated Balance Sheets

•	Table 7: Condensed Consolidated Statement of Cash Flows

•	Table 8: Balance Sheet Metrics and Free Cash Flow

-more-

Contacts:
Media:	Investors:
Perri Richman	Zac Nagle
732-319-1024, prichman@irco.com	704-990-3913, InvestorRelations@irco.com

*Q3 Non-GAAP measures definitions

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions. Organic bookings is defined as reported orders closed/completed in the current period adjusted for the impact of currency and acquisitions.

•
Currency impacts on net revenues and bookings are measured by applying the prior year’s foreign currency exchange rates to the current period’s net revenues and bookings reported in local currency. This measure allows for a direct comparison of operating results excluding the year-over-year impact of foreign currency translation.

Adjusted operating income is defined as GAAP operating income plus restructuring costs in 2018 and 2017. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted continuing EPS in 2018 is defined as GAAP continuing EPS plus restructuring costs, net of tax impacts, non-cash tax reform measurement period adjustments plus a discrete non-cash tax adjustment in the U.S. Adjusted continuing EPS in 2017 is defined as GAAP continuing EPS plus restructuring costs, net of tax impacts. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

Free cash flow in 2018 and 2017 is defined as net cash provided by (used in) continuing operating activities, less capital expenditures, plus cash payments for restructuring. In 2018, the Company updated its definition of free cash flow to exclude the impacts of discontinued operations. As a result, free cash flow amounts in 2017 have been restated to conform with the current year definition. Please refer to the free cash flow reconciliation on table 8 of the news release.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprises’ current accounts.

•
Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short term debt, dividend payables and income tax payables.

•
Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of September 30) by the annualized revenue for the period (e.g. reported revenues for the three months ended September 30 multiplied by 4 to annualize for a full year).

Adjusted effective tax rate for 2018 is defined as the ratio of income tax expense, plus or minus non-cash tax reform measurement period adjustments and a discrete non-cash tax adjustment in the U.S., plus or minus the tax effect of adjustments for restructuring costs, divided by earnings from continuing operations before income taxes plus restructuring costs. Adjusted effective tax rate for 2017 is defined as the ratio of income tax expense, plus or minus the tax effect of adjustments for restructuring costs, divided by earnings from continuing operations before income taxes plus restructuring costs. This measure allows for a direct comparison of the effective tax rate between periods.

Adjusted OI + D&A is defined as adjusted operating income plus depreciation and amortization expense.

-more-

Table 1

INGERSOLL-RAND PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the nine months
	ended September 30,		ended September 30,
	2018	2017	2018	2017
Net revenues	$4,030.9	$3,670.5	$11,773.1	$10,579.5
Cost of goods sold	(2,718.3)	(2,489.9)	(8,102.6)	(7,269.1)
Selling and administrative expenses	(725.6)	(674.5)	(2,199.8)	(2,031.7)
Operating income	587.0	506.1	1,470.7	1,278.7
Interest expense	(48.5)	(53.9)	(171.7)	(162.0)
Other income/(expense), net	(8.5)	(7.6)	(16.0)	(23.8)
Earnings before income taxes	530.0	444.6	1,283.0	1,092.9
Benefit (provision) for income taxes	1.1	(76.4)	(159.9)	(243.2)
Earnings from continuing operations	531.1	368.2	1,123.1	849.7
Discontinued operations, net of tax	(11.7)	3.7	(27.0)	5.5
Net earnings	519.4	371.9	1,096.1	855.2
Less: Net earnings attributable to noncontrolling interests	(4.3)	(4.9)	(12.5)	(12.5)
Net earnings attributable to Ingersoll-Rand plc	$515.1	$367.0	$1,083.6	$842.7

Amounts attributable to Ingersoll-Rand plc
ordinary shareholders:
Continuing operations	$526.8	$363.3	$1,110.6	$837.2
Discontinued operations	(11.7)	3.7	(27.0)	5.5
Net earnings	$515.1	$367.0	$1,083.6	$842.7

Diluted earnings (loss) per share attributable to
Ingersoll-Rand plc ordinary shareholders:
Continuing operations	$2.11	$1.41	$4.43	$3.22
Discontinued operations	(0.05)	0.02	(0.11)	0.02
Net earnings	$2.06	$1.43	$4.32	$3.24

Weighted-average number of common shares outstanding:
Diluted	249.5	256.7	250.9	259.7

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2

INGERSOLL-RAND PLC
Business Review
(In millions, except percentages)

UNAUDITED

	For the quarter		For the nine months
	ended September 30,		ended September 30,
	2018	2017	2018	2017
Climate
Net revenues	$3,238.7	$2,939.3	$9,342.3	$8,407.2
Segment operating income *	535.6	480.1	1,378.7	1,224.5
and as a % of Net revenues	16.5%	16.3%	14.8%	14.6%

Industrial
Net revenues	792.2	731.2	2,430.8	2,172.3
Segment operating income *	110.7	89.0	291.8	247.0
and as a % of Net revenues	14.0%	12.2%	12.0%	11.4%

Unallocated corporate expense	(59.3)	(63.0)	(199.8)	(192.8)

Total
Net revenues	$4,030.9	$3,670.5	$11,773.1	$10,579.5
Consolidated operating income	$587.0	$506.1	$1,470.7	$1,278.7
and as a % of Net revenues	14.6%	13.8%	12.5%	12.1%

* Segment operating income is the measure of profit and loss that the Company uses to evaluate the financial performance of the business and as the basis for performance reviews, compensation and resource allocation. For these reasons, the Company believes that Segment operating income represents the most relevant measure of segment profit and loss.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended September 30, 2018				For the nine months ended September 30, 2018
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,030.9	$—		$4,030.9	$11,773.1	$—		$11,773.1

	Operating income	587.0	20.1	(a)	607.1	1,470.7	71.6	(a)	1,542.3
	Operating margin	14.6%			15.1%	12.5%			13.1%

	Earnings from continuing operations before income taxes	530.0	20.1	(a,b)	550.1	1,283.0	88.2	(a,b)	1,371.2
	Benefit (provision) for income taxes	1.1	(109.4)	(c,d,e)	(108.3)	(159.9)	(121.4)	(c,d,e)	(281.3)
	Tax rate	(0.2)%			19.7%	12.5%			20.5%
	Earnings from continuing operations attributable to Ingersoll-Rand plc	$526.8	$(89.3)	(f)	$437.5	$1,110.6	$(33.2)	(f)	$1,077.4

	Diluted earnings per common share
	Continuing operations	$2.11	$(0.36)		$1.75	$4.43	$(0.14)		$4.29

	Weighted-average number of common shares outstanding:
	Diluted	249.5	—		249.5	250.9	—		250.9

	Detail of Adjustments:
(a)	Restructuring costs		$20.1				$71.6
(b)	Debt redemption premium and related charges		—				16.6
(c)	Tax impact of adjustments (a,b)		(3.8)				(17.4)
(d)	Tax Reform non-cash measurement period adjustments		(77.1)				(75.5)
(e)	U.S. discrete non-cash tax adjustment		(28.5)				(28.5)
(f)	Impact of adjustments on earnings from continuing operations attributable to Ingersoll-Rand plc		$(89.3)				$(33.2)

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures associated with operating income and margin, tax rate and EPS assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended September 30, 2017				For the nine months ended September 30, 2017
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$3,670.5	$—		$3,670.5	$10,579.5	$—		$10,579.5

	Operating income	506.1	10.0	(a)	516.1	1,278.7	48.2	(a)	1,326.9
	Operating margin	13.8%			14.1%	12.1%			12.5%

	Earnings from continuing operations before income taxes	444.6	10.0	(a)	454.6	1,092.9	48.2	(a)	1,141.1
	Provision for income taxes	(76.4)	(4.0)	(b)	(80.4)	(243.2)	18.3	(b,c)	(224.9)
	Tax rate	17.2%			17.7%	22.3%			19.7%
	Earnings from continuing operations attributable to Ingersoll-Rand plc	$363.3	$6.0	(d)	$369.3	$837.2	$66.5	(d)	$903.7

	Diluted earnings per common share
	Continuing operations	$1.41	$0.03		$1.44	$3.22	$0.26		$3.48

	Weighted-average number of common shares outstanding:
	Diluted	256.7	—		256.7	259.7	—		259.7

	Detail of Adjustments:
(a)	Restructuring costs		$10.0				$48.2
(b)	Tax impact of adjustment (a)		(4.0)				(15.0)
(c)	Latin America discrete non-cash tax adjustment		—				33.3
(d)	Impact of adjustments on earnings from continuing operations attributable to Ingersoll-Rand plc		$6.0				$66.5

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures associated with operating income and margin, tax rate and EPS assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

	For the quarter ended September 30, 2018		For the quarter ended September 30, 2017
	As Reported	Margin	As Reported	Margin
Climate
Net revenues	$3,238.7		$2,939.3

Segment operating income	$535.6	16.5%	$480.1	16.3%
Restructuring	14.9	0.5%	5.5	0.2%
Adjusted operating income	550.5	17.0%	485.6	16.5%
Depreciation and amortization	62.2	1.9%	61.8	2.1%
Adjusted OI plus D&A *	$612.7	18.9%	$547.4	18.6%

Industrial
Net revenues	$792.2		$731.2

Segment operating income	$110.7	14.0%	$89.0	12.2%
Restructuring	4.8	0.6%	3.8	0.5%
Adjusted operating income	115.5	14.6%	92.8	12.7%
Depreciation and amortization	19.8	2.5%	19.0	2.6%
Adjusted OI plus D&A	$135.3	17.1%	$111.8	15.3%

Corporate
Unallocated corporate expense	$(59.3)		$(63.0)
Restructuring	0.4		0.7
Adjusted corporate expense	(58.9)		(62.3)
Depreciation and amortization	6.7		7.0
Adjusted corporate expense plus D&A	$(52.2)		$(55.3)

Total Company
Net revenues	$4,030.9		$3,670.5

Operating income	$587.0	14.6%	$506.1	13.8%
Restructuring	20.1	0.5%	10.0	0.3%
Adjusted operating income	607.1	15.1%	516.1	14.1%
Depreciation and amortization	88.7	2.2%	87.8	2.4%
Adjusted OI plus D&A	$695.8	17.3%	$603.9	16.5%

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures of adjusted operating income, plus depreciation and amortization, adjusted corporate expense, plus depreciation and amortization, and related margins assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6

INGERSOLL-RAND PLC
Condensed Consolidated Balance Sheets
(In millions)

	September 30,	December 31,
	2018	2017
ASSETS	UNAUDITED
Cash and cash equivalents	$1,022.5	$1,549.4
Accounts and notes receivable, net	2,752.1	2,477.4
Inventories, net	1,821.4	1,555.4
Other current assets	486.6	536.9
Total current assets	6,082.6	6,119.1
Property, plant and equipment, net	1,673.4	1,551.3
Goodwill	5,989.0	5,935.7
Intangible assets, net	3,679.7	3,742.9
Other noncurrent assets	879.8	824.3
Total assets	$18,304.5	$18,173.3

LIABILITIES AND EQUITY
Accounts payable	$1,748.7	$1,556.1
Accrued expenses and other current liabilities	2,224.7	2,164.9
Short-term borrowings and current maturities of long-term debt	350.6	1,107.0
Total current liabilities	4,324.0	4,828.0
Long-term debt	3,739.8	2,957.0
Other noncurrent liabilities	2,897.5	3,181.4
Shareholders' equity	7,343.2	7,206.9
Total liabilities and equity	$18,304.5	$18,173.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7

INGERSOLL-RAND PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For nine months
	ended September 30,
	2018	2017
Operating Activities
Earnings from continuing operations	$1,123.1	$849.7
Depreciation and amortization	273.0	261.9
Changes in assets and liabilities and other non-cash items	(449.7)	(220.8)
Net cash provided by (used in) continuing operating activities	946.4	890.8
Net cash provided by (used in) discontinued operating activities	(49.0)	(17.6)
Net cash provided by (used in) operating activities	897.4	873.2

Investing Activities
Capital expenditures	(251.2)	(149.9)
Acquisition of businesses, equity method investments and other, net	(269.4)	(56.5)
Net cash provided by (used in) investing activities	(520.6)	(206.4)

Financing Activities
Short-term borrowings, net	(6.4)	(4.0)
Long-term borrowings, net	24.1	(7.6)
Dividends paid to ordinary shareholders	(351.2)	(318.0)
Repurchase of ordinary shares	(514.1)	(911.1)
Other financing activities, net	(21.3)	18.2
Net cash provided by (used in) financing activities	(868.9)	(1,222.5)

Effect of exchange rate changes on cash and cash equivalents	(34.8)	100.0
Net increase (decrease) in cash and cash equivalents	(526.9)	(455.7)
Cash and cash equivalents - beginning of period	1,549.4	1,714.7
Cash and cash equivalents - end of period	$1,022.5	$1,259.0

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8

INGERSOLL-RAND PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	September 30,	September 30,	December 31,
	2018	2017	2017
Net Receivables	$2,752	$2,468	$2,477
Days Sales Outstanding	62.3	61.4	62.5

Net Inventory	$1,821	$1,661	$1,555
Inventory Turns	6.0	6.0	6.5

Accounts Payable	$1,749	$1,488	$1,556
Days Payable Outstanding	58.7	54.5	55.8

-------------------------------------------------------------------------------------------------------------------------------------------------------

	Nine months ended	Nine months ended
	September 30, 2018	September 30, 2017
Cash flow provided by continuing operating activities	$946.4	$890.8
Capital expenditures	(251.2)	(149.9)
Cash payments for restructuring	28.7	25.2
Free cash flow	$723.9	$766.1

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measure and the financial measure calculated and reported in accordance with GAAP.

The non-GAAP financial measure should be considered supplemental to, not a substitute for or superior to, the financial measure calculated in accordance with GAAP. It has limitations in that it does not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, this measure may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and cash flow.

The non-GAAP financial measure of free cash flow assists investors with analyzing our business results as well as with predicting future performance. In addition, this non-GAAP financial measure is reviewed by management in order to evaluate the financial performance of each segment as well as the Company as a whole. It is the basis for performance reviews, compensation and resource allocation. We believe that the presentation of this non-GAAP financial measure will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider this measure in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION